UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 14, 2012

Live Nation Entertainment, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9348 Civic Center Drive, Beverly Hills, California		90210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-867-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Live Nation Entertainment, Inc. ("Live Nation") today announced that its Chairman, Irving Azoff, has adopted a trading plan for Live Nation stock in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934. The plan, which was adopted by Mr. Azoff in June of 2012, covers periodic sales by Mr. Azoff of up to a maximum of 2,036,500 shares of Live Nation stock over the next year under certain conditions, beginning in August of 2012. The majority of the shares anticipated to be sold by Mr. Azoff under the plan were issued to him in February 2011 as partial consideration for the purchase of his remaining equity interests in Front Line Management Group, Inc. Mr. Azoff entered into the plan in order to diversify his portfolio and for tax planning purposes.

Transactions under this Rule 10b5-1 trading plan will be disclosed publicly through Form 4 filings as required by the U.S. Securities and Exchange Commission. Rule 10b5-1 allows corporate executives to adopt prearranged trading plans when they are not in possession of material, non-public information. Under these plans, company securities may be bought and sold under specified conditions over an extended period of time. The 10b5-1 rule allows individuals to gradually alter or diversify their portfolios while avoiding concerns that the transactions are occurring as a result of insider information.

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, notwithstanding that such statements are not specifically identified. Live Nation wishes to caution that there are some known and unknown factors that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, including but not limited to operational challenges in achieving strategic objectives and executing on the company’s plans, the risk that the company’s markets do not evolve as anticipated, the potential impact of the economic slowdown, operational challenges associated with selling tickets and staging events and the other risks and uncertainties set forth in the documents Live Nation files from time to time with the U.S. Securities and Exchange Commission, specifically the section titled “Item 1A. Risk Factors” of the company’s most recent Annual Report filed on Form 10-K and Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. All subsequent written and oral forward-looking statements by or concerning Live Nation are expressly qualified in their entirety by the cautionary statements above. Live Nation does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

August 14, 2012	By:	Brian Capo

Name: Brian Capo
Title: Senior Vice President and Chief Accounting Officer